                        MASSMUTUAL INDEXED EQUITY FUND


This Prospectus describes Class S shares of the MassMutual Indexed Equity Fund (the "Fund"), one of the series of the MassMutual Institutional Funds.

The Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of publicly traded common stocks represented by the S&P 500(R) Index./1/ The Fund is a "feeder" fund and seeks to achieve its investment objective by investing in the S&P 500(R) Index Master Portfolio (the "Master Portfolio"), one of the portfolios of Master Investment Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS July 1, 1999.




                                                                  CLASS S SHARES

/1/ "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)," are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Fund and the Master Portfolio. The Fund and the Master Portfolio are not sponsored, endorsed, sold, or promoted by Standard & Poor's, a division of McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Fund and the Master Portfolio.
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                                       2
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Table Of Contents                                                         Page

About the Fund
     Investment Objective                                                   4
     Principal Investment Strategies                                        4
     Principal Investment Risks                                             4
     Annual Performance                                                     5
     Average Annual Total Returns                                           5
     Expense Information                                                    5

Management and Administration of The Fund and The Master Portfolio          6
     Fund Administration                                                    6

About the Classes of Shares--Multiple Class Information                     7

     Class S Shares                                                         7
     Compensation to Intermediaries                                         7

Investing in the Fund                                                       8
     Buying, Redeeming and Exchanging Shares                                8
     Determining Net Asset Value                                            8
     How to Invest                                                          9
     Taxation and Distributions                                             9

Financial Highlights                                                       11

Appendix--Additional Investment Policies and Risk Considerations           12

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MassMutual Indexed Equity Fund

--------------------------------------------------------------------------------
                             Investment Objective
--------------------------------------------------------------------------------

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

--------------------------------------------------------------------------------
                        Principal Investment Strategies
--------------------------------------------------------------------------------

The Fund invests all of its assets in the S&P 500(R) Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio, an open-end management investment company, rather than in a portfolio of securities. The Fund's investment experience corresponds directly with that of the Master Portfolio.

The Master Portfolio has substantially the same investment objective as the Fund. The Master Portfolio pursues its objectives by investing in all the securities that make up the S&P 500(R) Index. The S&P 500(R) Index is a widely recognized, unmanaged index of common stocks of the 500 largest capitalized U.S. companies. The Index does not incur expenses and cannot be purchased directly by Investors.

The Master Portfolio purchases securities in proportions that match their index weights. This is the basis of achieving capitalization-weighted total rate of return. Each company's shares contribute to the Master Portfolio's, and hence the Fund's, overall return in the same proportion as the value of its shares contributes to the S&P 500(R) Index.

The Master Portfolio seeks to come within 95% of S&P 500(R) Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the market it tracks. Barclays Global Fund Advisors (BGFA), the Master Portfolio's investment adviser, makes no attempt to apply economic, financial or market analysis when managing the Master Portfolio.

The Master Portfolio may also use derivatives such as index futures contracts and options, as described in the Appendix. These investments help the Master Portfolio approach the returns of a fully invested portfolio while keeping cash on hand.

--------------------------------------------------------------------------------
                          Principal Investment Risks
--------------------------------------------------------------------------------

The factors that may affect the Fund as a whole are called "principal risks" and are summarized below. Your investment in the Fund may also be subject to certain other risks, as well as the risks of the Master Portfolio. These are described in more detail in the Appendix under "Additional Investment Policies and Risk Considerations" and in the Statement of Additional Information. Although the Fund strives to reach its stated goals, it cannot offer guaranteed results. You have the potential to make money in the Fund but you can also lose money.

The principal risks of investing in this Fund are based on the following principal risks of the Master Portfolio:

Equity Market Risk. Equity market risk is the possibility that stock market prices in general will decline over short or even extended periods. Changes in the value of the Master Portfolio's investments will result in changes in the value of its shares and affect the Fund's total return to investors. Equity stock prices can fall for any number of factors, including general economic and market conditions, prospects of the securities issuer, changing interest rates, and real or perceived economic and competitive industry conditions.

Growth Company Risk. Market risk is particularly pronounced for "growth" companies. The prices of growth company securities may fall to a greater extent than other stocks in the S&P 500(R) Index. Growth company securities tend to be more volatile in terms of price swings and trading volume.

Derivatives Risk. Derivatives can be sensitive to changes in interest rates or to sudden fluctuations in market prices. They may also include the credit risk of the counterparty, the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices. In addition, the Master Portfolio's use of derivatives may affect the timing and amount of taxes payable by shareholders.

--------------------------------------------------------------------------------
                              Annual Performance*
--------------------------------------------------------------------------------

The bar chart shows the risks of investing in the Fund because the returns vary from year-to-year.
                                 Class S Shares

                           [BAR CHART APPEARS HERE]
1989      N/A
1990      N/A
1991      N/A
1992      N/A
1993      N/A
1994     0.56%
1995    36.93%
1996    22.40%
1997    32.85%
1998    28.08%

During the period shown above, the highest quarterly return for the Fund is 21.23% for the quarter ended 12/31/98 and the lowest quarterly return is -9.97% for the quarter ended 9/30/98.

--------------------------------------------------------------------------------
                         Average Annual Total Returns*
--------------------------------------------------------------------------------
                   (for the periods ended February 28, 1999)

The table shows the risk of investing in the Fund because the Fund's returns will differ from the S&P 500(R) Index, due, in part, to the fees and expenses of the Fund.

------------------------------------------------------------------
                                                           Since
                                 One         Five        Inception
                                 Year        Years        (7/93)
------------------------------------------------------------------

Class S                         19.13%       23.49%       21.53%
S&P 500(R) Index                19.74%       24.15%       22.19%

* The Fund commenced operations on March 1, 1998. The performance for periods prior to March 1, 1998 is calculated by including the corresponding total return of the Master Portfolio (which includes, for the period from July 2, 1993 through May 25, 1994, the performance of its predecessor) adjusted to reflect the Fund's fees and expenses. Performance shown does not reflect fees that may be paid by investors for administrative services or group annuity contract charges.

Past performance is not an indication of future performance. Investment returns for the Fund assume the reinvestment of dividends and capital gains distributions. There is no assurance that the Fund's investment objective will be achieved, and you can lose money by investing in the Fund.

--------------------------------------------------------------------------------
                              Expense Information
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with your investment. These fees and expenses will vary depending on the class of shares you purchase. The fee table shows two categories of expenses, Shareholder Fees and Annual Fund Operating Expenses. Shareholder Fees refer to fees paid directly from your investment, such as up front or contingent sales charges.
The Fund does not charge any Shareholder Fees for any class of share. Annual Fund Operating Expenses refer to the costs of operating the Fund. These costs are deducted from the Fund's assets, which means you pay them indirectly. These expenses include indirect expenses incurred by the Master Portfolio in which the Fund invests.

                                                      Class S

Shareholder Fees (fees paid directly from your         None
 investment)

Annual Fund Operating Expenses (expenses that are deducted from Fund Assets)

Management Fees                                        .05%

Distribution and Service (Rule 12b-1) Fees             None

Other Expenses                                         .37%

Total Annual Fund Operating Expenses/(1)(2)/           .42%

(1) The expenses in the above table are based on expenses for the Fund and the Master Portfolio for the fiscal year ended February 28, 1999, but restated to give effect to a change in the administrative fees effective on April 6, 1999.

(2) Employee benefit plans which invest in the Fund through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Fund may also be subject to charges imposed in their administrative services or other agreement with MassMutual or MassMutual affiliate. None of these charges are deducted from Fund assets.

Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Class S shares of the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 Year       3 Years      5 Years      10 Years

Class S           $43           $135         $235         $530

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether you sold your shares at the end of a period or kept them.

Management And Administration of The Fund and The Master Portfolio

MassMutual Indexed Equity Fund is a feeder fund that invests all of its assets in a separate mutual fund, called the Master Portfolio. Consequently, the Fund does not have its own investment adviser. Barclays Global Fund Advisors ("BGFA") serves as the Master Portfolio's Investment Adviser and provides investment guidance and policy direction for the Master Portfolio. For its services to the Fund in the last fiscal year, BGFA received an annual fee of .05% based on the Master Portfolio's average daily net assets.

Unlike many traditional active investment funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Instead, the Master Portfolio tracks the S&P 500(R) Index. The process reflects BGFA's commitment to an objective and consistent investment management structure.

The Master Portfolio's predecessor, a regulated investment company that commenced operations on July 2, 1993, converted into a master/feeder structure on May 25, 1994 by exchanging all of its assets for beneficial interests in the Master Portfolio. The Master Portfolio commenced operations on May 26, 1994, with the same investment adviser, the same investment objective and substantially similar investment policies as its predecessor.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI") which in turn is an indirect subsidiary of Barclays Bank PLC. BGI is the world's largest manager of institutional investment assets. As of December 31, 1998, BGI and its affiliates, including BGFA, managed more than $615 billion of assets. BGI, BGFA, Barclays Bank and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio may also invest. BGFA does not obtain or use inside information in making investment decisions on behalf of the Master Portfolios.

Asset allocation and modeling strategies are used by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be bought or sold at the same time by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.

Fund Administration

MassMutual is responsible for providing all administrative services for the Fund. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. MassMutual, together with its subsidiaries, has assets of $67 billion and assets under management in excess of $176 billion. The Fund pays MassMutual an administrative and shareholder services fee at an annual rate based on a percentage of its average daily net assets for the applicable class of shares. For the fiscal year ending February 28, 1999, the Fund paid fees of .3588% for Class S shares; .3888% for Class Y shares; and .7688% for Class A shares.

About the Classes of Shares -- Multiple Class Information

The Fund offers four Classes of shares: Class S, Class Y, Class L and Class A. The shares offered by this Prospectus are Class S shares. None of the Classes of shares has up-front or deferred sales charges. Only Class A shares charge a distribution and service (Rule 12b-1) fee.

Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A shares are primarily offered through retail distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged for investment advisory services. Accordingly, investment advisory expenses do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information about the other Classes not offered by this Prospectus, call us at 1-888-743-5274 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of the Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of the Fund's shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class S Shares

Eligible Purchasers.  Class S shares may be purchased by:

 .  Qualified plans under Section 401(a) of the Internal Revenue Code of 1986
   (the "Code"), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally or are expected to exceed $100 million;

 .  Registered mutual funds; and

 . Other institutional investors with assets generally in excess of $100 million.

These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class S Shares.

Shareholder and Distribution Fees. Class S shares of the Fund are purchased directly from the Trust without a front-end sales charge. Therefore, 100% of your money is invested in the Fund. Class S shares do not have deferred sales charges or any Rule 12b-1 distribution or service fees.

Compensation to Intermediaries

MassMutual does not expect to pay compensation on account of sales of Class S shares.

Investing In The Fund

Buying, Redeeming and Exchanging Shares

The Fund sells its shares at a price equal to their net asset value (NAV). The Fund generally determines its NAV at 4:00 p.m. Eastern time every day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after the transfer agent accepts your purchase order.
The Fund will suspend selling its shares during any period when the determination of NAV is suspended. The Fund can reject any purchase order and can suspend purchases if it is in its best interest.

The Fund redeems its shares at their next NAV computed after the Fund's transfer agent receives your redemption request. You will usually receive payment for your shares within 7 days after the transfer agent receives your written redemption request. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from receipt of the check. The Fund can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another Fund in the MassMutual Institutional Funds series. An exchange is treated as a sale of shares in one Fund, and a purchase of shares in another Fund at the NAV next determined after the transfer agent received the exchange request. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Fund may limit or refuse exchanges, if, in the opinion of MassMutual:

 .  you have engaged in excessive trading;
 .  the Fund receives or expects simultaneous orders affecting significant portions of the Fund's assets;
 .  a pattern of exchanges occurs which coincides with a market timing strategy which may be disruptive to the Fund; or
 . the Fund would be unable to invest the Funds effectively based on its investment objectives and policies, or if the Fund would be adversely affected.

The Fund reserves the right to modify or terminate the exchange privilege on 60 days' written notice.

The Fund does not accept purchase, redemption or exchange orders or compute its NAV' on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Fund do es not accept orders or price its shares. As a result, the NAV of the Fund's shares may change on days when you will not be able to buy or sell shares.

Determining Net Asset Value

We calculate the net asset value of each class of shares of the Fund separately. The NAV for shares of a Class of the Fund is determined by adding the current value of all of the Fund's assets attributable to that Class, subtracting the liabilities attributable to that Class and then dividing the resulting number by the total outstanding shares of the Class. The only assets of this Fund are its investments in the Master Portfolio. The Fund's investment in the Master Portfolio is valued at the Fund's proportionate interest in the NAV of the Master Portfolio. The Master Portfolio calculates the NAV of its shares on the same days and at the same time as the Fund.

The Master Portfolio's assets are valued based on current market prices. If such prices are not readily available, BGFA estimates the securities' fair value in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Bonds and notes with remaining maturities of 60 days or less are valued using the amortized cost method.

The amortized cost method marks down any premium on short-term debt that the Master Portfolio buys, or makes up any discount at a constant rate until maturity. It does not reflect daily fluctuations in market value.

For further information regarding the methods employed in valuing the Master Portfolio's investments, see "Valuation of Portfolio Securities" in the Statement of Additional Information.

How to Invest

When you buy shares of the Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or federal funds wire transfer. You must submit any buy, sell or exchange orders in "good form" as described in your agreement.

Taxation and Distributions

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gain distributed to its shareholders. In general, if the Fund fails to distribute at least 98% of such income and gain in the calendar year in which it is earned, it will be subject to a 4% excise tax on the undistributed amount.

The Fund seeks to qualify as a regulated investment company by investing all of its assets in the Master Portfolio. Based upon the classification of the Master Portfolio as a non-publicly traded partnership for federal income tax purposes, the Master Investment Portfolio believes that the Master Portfolio will not be subject to federal income tax and will be deemed to "pass through" any interest, dividends, gains and losses of the Master Portfolio to the Fund in proportion to the Fund's interest in the Master Portfolio. If the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have recognized its allocable share of such income, regardless of whether or not such income has been distributed by the Master Portfolio. However, the Master Portfolio has represented that it seeks to minimize recognition by the Fund and other investors of interest, dividends and gains without a corresponding distribution.

Many investors, including most tax qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the Fund and dispositions of Fund shares. This Prospectus does not attempt to describe in any respect such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of the Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities investing in shares of the Fund.

Investors that do not receive preferential tax treatment are subject to federal income taxes on distributions received in respect of their shares. Distributions of the Fund's ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to the shareholder as ordinary income whether received in cash or additional shares. Certain designated dividends may be eligible for the dividends-received deduction for corporate shareholders. Designated capital gain dividends (relating to gains from capital assets held for more than one year) are taxable as long-term capital gains in the hands of the investor whether distributed in cash or additional shares and regardless of how long the investor has owned shares of the Fund. Distributions are taxable to a shareholder even though they are paid from income or gains earned by the Fund prior to the shareholder's investment and thus were included in the NAV paid by the shareholder.

Any gain resulting from the exchange or redemption of an investor's shares in the Fund will generally be subject to tax. A loss incurred with respect to shares of the Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains distributions with respect to such shares.

The Master Portfolio's investments in foreign securities may be subject to foreign withholding taxes. In that case, the 'Master Portfolio's yield on those securities would be decreased. Shareholders of the Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Master Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Master Portfolio's recognition of ordinary income and may affect the timing or amount of the Master Portfolio's, and hence the Fund's, distributions.

Shareholders should consult their tax adviser for more information on their own tax situation, including possible state, local and foreign taxes.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for Class S shares since its inception on March 1, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available on request. Financial information for the other share classes of the Fund is also available in the Fund's Annual Report.


                                                              Class S
                                                              -------

                                                            Year ended
                                                             02/28/99
                                                           ------------
Net asset value, beginning of period                             10.00
                                                           ------------

Net (loss) from investment operations:
   Net investment income                                          0.13 *
   Net realized and unrealized gain                               1.78
                                                           ------------

    Total income from investment operations                       1.91
                                                           ------------
Less distributions to shareholders:
    From net investment income                                   (0.09)
                                                           ------------

Net asset value, end of period                                   11.82
                                                           ============

Total Return                                                     19.13 %@

Ratios/Supplemental Data:
    Net assets, end of period (000's)                         $426,687
    Net expenses to average daily net assets                   0.4254%
    Net investment income to average daily net assets            1.23%


* Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of the operations.
@ Employees retirement benefit plans that invest plan assets in the Separate
  Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

                                   APPENDIX
                        ADDITIONAL INVESTMENT POLICIES
                            AND RISK CONSIDERATIONS


Year 2000 Issue

Like other businesses and governments around the world, the Fund and the Master Portfolio could be adversely affected if the computer systems used by the Fund's and the Master Portfolio's service providers and those with which they do business do not properly recognize the year 2000. This is commonly known as the "Year 2000 issue."

In 1996, MassMutual, the Fund's administrator, began an enterprise-wide process of identifying, evaluating and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Fund's other service providers, including the Master Portfolio, and others with which MassMutual and the Fund conduct business in order to identify and resolve Year 2000 issues. The Master Portfolio has advised MassMutual that its principal service providers are working on the changes necessary and they expect their systems to be ready in time. But there can, of course, be no assurance of success. Moreover, since the changes will affect virtually every organization, the companies or entities in which the Master Portfolio invests could also be negatively affected.

The Master Portfolio may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-Fundamental policies and therefore may be changed by the Board of Trustees without the consent of shareholders. Some of the more significant practices and associated risks are discussed below.

U.S. Government Securities

The Master Portfolio may invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." Obligations issued or guaranteed by U.S. government agencies or instrumentalities include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. Government. Some are backed by the full faith and credit of the United States (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); some are supported by the right of the issuer to borrower from the U.S. Treasury in certain circumstances; and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). There is no guarantee that the U.S. Government will pay interest and principal on securities on which it is not legally obligated to do so.

As a general matter, the value of debt instruments, including U.S. Government securities, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Foreign Securities

Since the stocks of some foreign issuers are included in the S&P 500(R) Index, the Master Portfolio may purchase securities of such foreign issuers.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. The Master Portfolio's ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for the Master Portfolio's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Obligations of Foreign Governments, Banks and Corporations

The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities, such as the World Bank, the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in U.S. dollars. These types of securities are more completely described in the Statement of Additional Information.

American Depositary Receipts and Similar Instruments

To the extent necessary to replicate the investment characteristics of the S&P 500(R) Index, the Master Portfolio may invest in foreign securities through American Depositary Receipts ("ADRs") and similar instruments convertible into securities of foreign issuers. ADRs represent securities or a pool of securities of an underlying foreign issuer. They are subject to many of the same risks as foreign securities. ADRs are more completely described in the Statement of Additional Information.

Repurchase Agreements

The Master Portfolio may enter into repurchase agreements. A repurchase agreement is a contract pursuant to which the Master Portfolio agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time. The Statement of Additional Information provides a detailed description of repurchase agreements.

Cash Positions

The Master Portfolio may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Master Portfolio's investment policies. To provide liquidity, the Master Portfolio may invest in investment grade debt securities, government obligations, or money market instruments. Where cash is held for liquidity purposes, the Master Portfolio may invest in repurchase agreements.

Investment Company Securities

The Master Portfolio may invest in securities issued by other open-end investment companies (mutual funds) that invest in the same type of securities in which the Master Portfolio invests. Applicable regulatory requirements limit the Master Portfolio's investment in such securities to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange-listed closed-end funds.

Bank Obligations

The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Statement of Additional Information provides a more detailed description of these securities.

Commercial Paper and Short-Term Corporate Debt Instruments

The Master Portfolio may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Master Portfolio also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. The investment adviser to the Master Portfolio will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

Illiquid Securities

The Master Portfolio may hold up to 15% of the value of its net assets in restricted or illiquid securities. Such investments include securities that are not readily marketable, such as privately issued securities and other securities subject to legal or contractual restrictions on resale, or other types of securities for which there is no secondary market.

Securities Lending

The Master Portfolio may seek additional income by making loans of portfolio securities of not more than one-third of its total assets taken at current value. Lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by the Master Portfolio when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. The Master Portfolio may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned to the borrower or a placing broker.

Derivatives

The Master Portfolio may use derivatives , which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index.

Futures and Options. The Master Portfolio may invest in index futures contracts and options on futures contracts. This tactic can reduce the costs associated with direct investing.

Index futures contracts are contracts to pay a fixed amount for each point change in a particular market index between the purchase date and the agreed-upon delivery date. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference in cash between the contract price and the market price on the agreed-upon date the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher.

Unlike futures, which obligate both buyer and seller, options obligate only one of the parties to the transaction, either the buyer or the seller. They grant the other party a right, for a price, either to buy or sell a security, an index or a futures contract at a fixed sum any time up to an agreed-upon expiration date.

Index futures contracts and options on index futures contracts are generally considered derivatives they derive their value from the prices of the indexes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices. The Master Portfolio offsets this exposure to increased loss with bank deposits or money market investments, stable holdings that offset the potential volatility of their derivative investments, as required by the Securities and Exchange Commission.

                        MASSMUTUAL INSTITUTIONAL FUNDS
                               1295 State Street
                       Springfield, Massachusetts 01111


Learning More About the Fund

You can learn more about the Fund by reading the Fund's Annual and Semiannual Reports and the Statement of Additional Information (SAI). This information is available free upon request. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the Report and a listing of portfolio securities. The SAI will provide you more detail regarding the organization and operation of the Fund, including its investment strategy. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Institutional Funds: You may request information about the Fund (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-743-5274 or by writing MassMutual Institutional Funds c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MassMutual Institutional Funds Coordinator, MIP C218.

From the SEC: You may review information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information regarding the operation of the SEC's public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Alternatively, if you have access to the Internet, you may obtain information about the Fund from the SEC's Internet site at http://www.sec.gov. When obtaining information about the Fund from the SEC, you may find it useful to reference the Fund's SEC file number: 881-8274.